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                                                                  Exhibit 10.8

                    AMENDMENT NO. 2 TO TERM LOAN AGREEMENT


        THIS AMENDMENT NO. 2 TO TERM LOAN AGREEMENT (this "Amendment") is entered into as of August 24, 2001 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

                             W I T N E S S E T H:
                             - - - - - - - - - -

        WHEREAS, the Borrower, the Agent and the Lenders are party to a Term Loan Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement");

        WHEREAS, the Borrower desires to enter into a Product Sales Agreement with Ferrostaal Incorporated;

        WHEREAS, the parties to each of the Loan Agreement desire to amend the Loan Agreement as herein set forth to permit the Borrower to enter into such Product Sales Agreement with Ferrostaal Incorporated;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                       AMENDMENTS TO THE LOAN AGREEMENT


               SECTION 1.01. AMENDMENTS TO THE LOAN AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Article II hereof, the Loan Agreement is hereby amended as follows:

               (a) New Definitions. The following definitions are hereby inserted in Section 1.1 of the Loan Agreement in their appropriate alphabetical order:

               "Ferrostaal Agreement" means that certain Product Sales Agreement, dated as of August 2, 2001, between the Borrower and Ferrostaal, as amended from time to time on terms acceptable to the Agent.

               "Ferrostaal" means Ferrostaal Incorporated, a Delaware corporation, and any successor thereto or assignee thereof acceptable to the Agent.

               (b) Amendment to Section 7.5 Section 7.5 of the Loan Agreement is hereby amended by (a) deleting the word "and" at the end of clause (vi) thereof, (b) deleting the "." at the end of clause (vii) and replacing it with "; and" and (c) adding a new clause (viii) to read as follows: "(viii) any sale of inventory pursuant to the Ferrostaal Agreement."



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                                  ARTICLE II

                      CONDITIONS PRECEDENT TO AMENDMENT

        The amendments to the Loan Agreement set forth in Article I hereof shall become effective on the date (the "Effective Date") that each of the following conditions precedent are or shall be contemporaneously satisfied:

               SECTION 2.01. The Agent shall have received counterparts of this Amendment duly executed by the Agent, the Requisite Lenders, the Borrower, and the conditions to amendments set forth in Section 5.5 of the U.S. Government Guarantee shall be satisfied.

               SECTION 2.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

               (a) The representations and warranties contained in Article III hereof are correct on and as of the date of such certificate as though made on and as of such date, and

               (b) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

               SECTION 2.03. The Agent shall have received from the Borrower a certified copy of the Ferrostaal Agreement.

               SECTION 2.04. The Agent shall be satisfied that all conditions to effectiveness set forth in Amendment No. 3 to the Credit Agreement dated as of January 3, 2001 among the Borrower, Citicorp USA, Inc., as agent, and the financial institutions party thereto is effective shall have been satisfied or waived.

               SECTION 2.05. The Agent shall have received such documents from the Borrower as the Agent shall request in writing.

                                 ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF BORROWER

        The Borrower represents and warrants to the Agent and the Lenders that:

               SECTION 3.01. AUTHORIZATION. The execution, delivery and performance by the Borrower of this Amendment have been authorized by all necessary limited liability company action and the Loan Agreement as amended by this Amendment, constitutes the legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

               SECTION 3.02. NO CONFLICT. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall





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contravene, result in a breach of, or violate (a) any provision of the
Borrower's certificate of formation or agreement of limited liability company,
(b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

               SECTION 3.03. REPRESENTATIONS AND WARRANTIES IN THE LOAN AGREEMENT. The representations and warranties set forth in Article IV of the Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate only to an earlier date.

               SECTION 3.04. NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Loan Agreement.

                                  ARTICLE IV

                           MISCELLANEOUS PROVISIONS

               SECTION 4.01. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT; NO WAIVER

               (a) Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Loan Agreement or any Loan Document, or constitute a waiver of any provision of the Loan Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

               SECTION 4.02. COSTS AND EXPENSES. As provided in Section 10.3 of the Loan Agreement, the Borrower agrees to reimburse the Agent and the Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

               SECTION 4.03. RELEASE. In further consideration of the Lenders' execution of this Amendment, the Borrower hereby releases each of the Agent, the Government Guarantor and each Lender and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that the Borrower may have against the Releasees which arise from or in any way relate to the Obligations, any Collateral, any Loan Document, any documents, agreements, dealings or other matters in connection with or relating to any of the Loan Documents, and any third parties liable in whole or in part for the Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or




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prior to the date hereof (including, without limitation, any actions or inactions which Releasees may have taken or omitted to take prior to the date hereof).

               SECTION 4.04. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               SECTION 4.05. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

               SECTION 4.06. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                           [SIGNATURE PAGES FOLLOW]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWER:

GENEVA STEEL LLC


By:     /s/ STEVE BUNKER
        ------------------------------------
Name:   Steve Bunker
        ------------------------------------
Title:  Vice President of Finance and Treasury
        ------------------------------------


AGENT AND LENDER:

CITICORP USA, INC.,
as Agent and Term A Lender


By:     /s/ DAVID JAFFE
        ------------------------------------
Name:   David Jaffe
        ------------------------------------
Title:  Vice President
        ------------------------------------


LENDERS:

CITICORP NORTH AMERICA, INC.
as Term B Lender


By:     /s/ C. ANTHONY BOON, JR.
        ------------------------------------
Name:   C. Anthony Boon, Jr.
        ------------------------------------
Title:  Managing Director
        ------------------------------------


CITICORP NORTH AMERICA, INC.
as Term C Lender


By:
        ------------------------------------
Name:
        ------------------------------------
Title:
        ------------------------------------


                     [Signature Page to Amendment No. 2]


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GOVERNMENT GUARANTOR:


Approved and consented to the foregoing Amendment No. 2
as of this 24 day of August, 2001

EMERGENCY STEEL LOAN GUARANTY BOARD,
   as Government Guarantor


By:    /s/ DANIEL J. ROONEY
       -----------------------------
Name:  Daniel J. Rooney
       -----------------------------
Title: Secretary to the Board
       -----------------------------



            [Government Guarantor Consent Page to Amendment No. 2]